Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, Brian F. Lavin, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          To the best of my knowledge and belief, the annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2003, by NTS-Properties V, a Maryland Limited Partnership and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of NTS- Properties V, a Maryland Limited Partnership.

          A signed original of this written statement required by Section 906 has been provided to NTS-Properties V, a Maryland Limited Partnership and will be retained by NTS-Properties V, a Maryland Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Brian F. Lavin

President of NTS Capital Corporation,
General Partner of NTS-Properties Associates V,
General Partner of NTS-Properties V, a Maryland Limited Partnership